Assured Guaranty Enters Annuity Reinsurance Market Launches Assured Life Reinsurance Ltd. Hamilton, Bermuda – January 21, 2026 – Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty), the leading financial guarantor, today announced its entry into the annuity reinsurance market through the acquisition of Warwick Re Limited (Warwick Re), a Bermuda-based life and annuity reinsurer. Assured Guaranty has renamed the acquired entity Assured Life Reinsurance Ltd. (Assured Life Re). Assured Life Re will focus on reinsuring fixed-term annuities and pension risk transfer annuities, leveraging Assured Guaranty’s established expertise in life reinsurance and its asset management capabilities. Assured Guaranty expects that, for certain of Assured Life Re’s reinsurance exposure, Assured Life Re’s obligations to the ceding life and annuity insurers will be covered by a guaranty issued by Assured Guaranty Re Overseas Ltd., its AA-rated affiliate, an innovation that enables it to stand out from other life and annuity reinsurers. The acquisition of Warwick Re, which closed on January 21, 2026, was effectuated by a holding company subsidiary of AGL, and included Warwick Re’s balance sheet, infrastructure and staff, as well as its ultimate parent, Warwick Company (UK) Limited (Warwick Holdings), and Warwick Holdings’ subsidiaries. The purchase price was approximately $158 million, subject to post- closing adjustments. Warwick Re specialized in annuity reinsurance, including U.S. multi-year guaranteed annuities (MYGA) and U.K. bulk purchase annuities (pension risk transfers, PRT), which are products Assured Life Re currently plans to reinsure. This acquisition provides Assured Guaranty with an immediate platform for growth in the annuity reinsurance market. “Assured Guaranty has over 40 years of experience as a financial guarantor and more than 20 years serving the life and annuity insurance sector,” said Dominic Frederico, President and CEO of Assured Guaranty. “Our deep understanding of the life and annuity reinsurance space, combined with our disciplined approach to risk management and our other core competencies, positions Assured Life Re to successfully participate in the annuity reinsurance market. We are also pleased to announce that Dan Bevill will serve as President of Assured Life Re,” Frederico added. “Dan has been with Assured Guaranty for over 20 years and brings extensive expertise as a structured finance underwriter and the primary originator of our insured exposure to insurance securitizations, including life insurance capital management transactions. Given his long tenure and proven track record, we have full confidence in his ability to lead this new business line.” Insurance Advisory Partners LLC served as Assured Guaranty’s exclusive financial advisor on the acquisition, and Debevoise & Plimpton LLP and Conyers Dill and Pearman Limited acted as Assured Guaranty’s legal counsel.

Cautionary Statement Regarding Forward-Looking Statements Any forward-looking statements made in this press release, including those regarding growth opportunities for Assured Guaranty, demand for its product, and the strength of Assured Guaranty’s capital position, reflect Assured Guaranty’s current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, the possibility that Assured Guaranty's strategies or strategic transactions do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; the impact of the announcement of Assured Guaranty's strategies on Assured Guaranty and the perception of Assured Guaranty by its investors, regulators, rating agencies, and employees; the failure of Assured Guaranty to successfully integrate acquired businesses; risks related to the expansion into annuity reinsurance and the launching of Assured Life Reinsurance Ltd. ( Assured Life Re); the potential unavailability of future capital resources for Assured Life Re; the possibility that Assured Guaranty Re Overseas Ltd. may not have capacity to support Assured Life Re through guaranties; the possibility that longevity, mortality, lapse, withdrawal or surrender experience in Assured Life Re's annuity reinsurance business is less favorable than the rates used in pricing its reinsurance agreements; the possibility that investments made by Assured Guaranty for its investment portfolio do not result in the benefits anticipated or subject Assured Guaranty to negative consequences, including resulting from asset market price volatility, failure to effectively match assets and liabilities, interest rate sensitivities of assets, and asset downgrades and defaults; the inability of Assured Life Re to reach the scale necessary to support operating expenses; the availability of sufficient liquidity to cover unexpected stress in Assured Life Re's reinsurance portfolio; hedging costs and effectiveness; loss of key personnel; difficulties executing Assured Guaranty's business strategy, including market acceptance of the Assured Life Re platform; market rates of return for business opportunities; and other risks and uncertainties that have not been identified at this time, management's response to these factors, and other risk factors identified in Assured Guaranty's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date hereof. Assured Guaranty undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. About Assured Guaranty Ltd. Assured Guaranty Ltd. is a publicly traded (NYSE: AGO), Bermuda-based holding company. Through its subsidiaries, Assured Guaranty provides credit enhancement products to the U.S. and non-U.S. public finance, infrastructure and structured finance markets. Assured Guaranty also participates in the asset management business through its ownership interest in Sound Point Capital Management, LP and certain of its investment management affiliates, and in the annuity reinsurance business through Assured Life Reinsurance Ltd. More information on Assured Guaranty Ltd. and its subsidiaries can be found at AssuredGuaranty.com.

Investor Relations: Robert Tucker, +1 212-339-0861 Senior Managing Director, Investor Relations and Corporate Communications rtucker@agltd.com Media: Ashweeta Durani, +1 212-408-6042 Director, Corporate Communications adurani@agltd.com